Non-current derivative financial liabilities	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Non-current derivative financial liabilities	Non-current derivative financial liabilities
The following is a summary of the change in non-current derivative financial liabilities:

(in millions of U.S. dollars)	Rainy River	New Afton	TOTAL
CHANGE IN NON-CURRENT DERIVATIVE FINANCIAL LIABILITIES
Balance, December 31, 2022	174.7	378.9	553.6
Settlements during the period	(29.8)	—	(29.8)
Fair value adjustments related to changes in the Company’s own credit risk(1)	25.2	86.1	111.3
Other fair value adjustments(2)	29.8	78.4	108.2
Balance, December 31, 2023	199.9	543.4	743.3
Less: current portion(4)	(33.1)	(42.7)	(75.7)
Non-current portion of derivative financial liabilities	166.8	500.7	667.6
Balance, December 31, 2023	199.9	543.4	743.3
Settlements during the period(3)	(33.1)	—	(33.1)
Fair value adjustments related to changes in the Company’s own credit risk(1)	(1.2)	12.2	11.0
Other fair value adjustments(2)	51.6	79.0	130.6
Extinguishment of New Afton free cash flow interest obligation(4)	—	(634.6)	(634.6)
Balance, December 31, 2024	217.2	—	217.2
Less: current portion(5)	(42.6)	—	(42.6)
Non-current portion of derivative financial liabilities	174.6	—	174.6
1.Fair value adjustments related to changes in the Company’s own credit risk are included in other comprehensive income (loss).
2.Other fair value adjustments are included in Other Losses in the consolidated income statements.
3.Settlements during the period are on an accrual basis. During the year ended December 31, 2024, the Company paid $34.2 million in cash towards settlements of the Rainy River gold stream obligation.
4.In May 2024, the Company entered into an amending agreement with the original financial instrument determined to be extinguished as of May 31, 2024. See below for further detail.
5.The current portion of the derivative financial liabilities is included in trade and other payables on the statement of financial position.
Rainy River Gold Stream Obligation
In 2015, the Company entered into a $175 million streaming transaction with RGLD Gold AG, a wholly owned subsidiary of Royal Gold. Under the terms of the agreement, the Company will deliver to Royal Gold 6.5% of gold production from Rainy River up to a total of 230,000 ounces of gold and then 3.25% of the mine’s gold production thereafter. The Company will also deliver to Royal Gold 60% of the mine’s silver production to a maximum of 3.1 million ounces and then 30% of silver production thereafter.
In addition to the upfront $175.0 million deposit, Royal Gold will pay 25% of the average spot gold or silver price at the time each ounce of gold or silver is delivered under the stream. The difference between the spot price of metal and the cash received from Royal Gold will reduce the $175.0 million deposit over the life of the mine. Upon expiry of the 40 year term of the agreement (which may be extended in certain circumstances), any balance of the $175.0 million upfront deposit remaining unpaid will be refunded to Royal Gold.
The Company has designated the Rainy River gold stream obligation as a FVTPL under the scope of IFRS 9. Accordingly, the Company values the liability at the present value of its expected future cash flows at each reporting period with changes in fair value reflected in the consolidated income statements and consolidated statements of comprehensive income (loss).
Fair value adjustments represent the net effect on the Rainy River gold stream obligation of changes in the variables included in the Company’s valuation model between the date of receipt of deposit and the reporting date.
New Afton free cash flow interest obligation
In 2020, New Gold entered into a strategic partnership ("Original Agreement") with Ontario Teachers. Under the terms of the Original Agreement, Ontario Teachers acquired a 46% free cash flow interest in the New Afton mine for upfront cash proceeds of $300 million. The Original Agreement was determined to be a financial liability that the Company designated as FVTPL under the scope of IFRS 9. Fair value of the Original Agreement on initial recognition was determined by the amount of cash received. Subsequent fair value was calculated on each reporting date with gains and losses recorded in net earnings. Fair value adjustments as a result of the Company's own credit risk are recorded in the consolidated statement of comprehensive income, as required by IFRS 9 for financial liabilities designated as FVTPL.
In May 2024, the Company entered into an amending agreement ("Amending Agreement") with Ontario Teachers to reduce the cash flow interest to 19.9% in exchange for a cash payment of $255.0 million. The Company determined that the Amending Agreement constituted a substantial modification of the Original Agreement which resulted in a derecognition of the FVTPL liability. Consideration for the disposal comprised of the $255.0 million cash payment, $2.5 million in transaction costs, the 19.9% free cash flow interest, and a contingent obligation of $20.0 million to Ontario Teachers should there be a change of control of New Gold prior to January 2026.
The Company determined that the Amending Agreement constituted an executory contract and a partial disposal of the New Afton Mining Interest. The Amending Agreement did not include embedded derivatives, minimum cash flow guarantees, or any other clauses that would create a present obligation under IFRS 9. As a result of the extinguishment of the FVTPL liability, the Company recognized a $42.3 million gain on extinguishment.
In July 2024, the Company made a final payment of $42.6 million to Ontario Teachers as part of the minimum cash guarantee under the terms of the Original Agreement. Upon extinguishment of the FVTPL liability, $114.5 million presented in other comprehensive income relating to changes in the credit risk of the liability was subsequently transferred to the deficit.
Summary of changes in the New Afton free cash flow interest obligation during the year ended December 31, 2024:

(in millions of U.S. dollars)
Fair Value of Original Agreement on December 31, 2023	543.4
Unrealized loss on revaluation of liability	91.2
Fair value of Original Agreement on May 31, 2024	634.6
Cash consideration	(257.5)
Partial disposition of mining interest at New Afton	(272.2)
Original Agreement guaranteed minimum liability	(42.6)
Amending Agreement change of control liability	(20.0)
Gain on extinguishment	42.3
Components of the adjustment to fair value for the non-current derivative financial liabilities, including the New Afton free cash flow interest obligation prior to extinguishment, at each reporting date include:

Financial instrument	Components of the adjustment to fair value
Rainy River gold stream obligation
•Accretion expense due to passage of time
•Change in the risk-free interest rate
•Change in the Company specific credit spread
•Change in any expected ounces to be delivered
•Change in future metal prices

New Afton free cash flow interest obligation
•Accretion expense due to passage of time
•Change in the risk-free interest rate
•Change in the Company specific credit spread
•Change in any expected ounces to be delivered
•Change in future metal prices
•Change in production profile, operating and capital costs at New Afton, including     considerations to the minimum cash guarantee over the first four years of the instrument